EXHIBIT 10.3
                                                                GROSS LEASE FORM
                                                                    w/ BASE YEAR
                                                                    EXPENSE STOP






                                  OFFICE LEASE

                                       FOR

                        PHARMACY BUYING ASSOCIATION, INC.

                                    SUITE 100
                                LAKESIDE PLAZA I
                              1575 UNIVERSAL AVENUE
                                   KANSAS CITY
                                 MISSOURI 64120




                                  Lessor: ENTERPRISE PROPERTIES, L. L.C., A MISSOURI LIMITED LIABILITY COMPANY


                                  Lessee: PHARMACY BUYING ASSOCIATION, INC., A MISSOURI CORPORATION

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                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is made and entered into to be effective as of July 7, 1999 by and between Lessor and Lessee (as defined herein), who agree that, in consideration of the obligations of Lessee to pay rent as herein provided, Lessor hereby leases the Premises (as defined herein) to Lessee and Lessee hereby leases the Premises from Lessor, subject to all of the terms, covenants and conditions hereof, as follows:

           ARTICLE 1 - DEFINED TERMS, GENERAL CONDITIONS AND PREMISES

     Section 1.1 DEFINED TERMS. The terms listed below ("Defined Terms") shall have the following meanings throughout this Lease:

     (a) Lessor:  Enterprise  Properties,  L.L.C., a Missouri limited  liability company

     (b) Lessee: Pharmacy Buying Association, Inc., a Missouri corporation

     (c) Building: The two story office building located at
                                                     1575 Universal Avenue
                                                     Kansas City, Missouri 64120

     (d)  Premises:  The space  depicted on Exhibit "A" to be commonly  known as
                     Suite 100 (see Article 2)

     (e) Property:  The Building,  adjacent  building and improved space and all
                    grounds,   parking   lots,   and  common  areas   associated
                    therewith, and the land on which they are situated.

     (f) Rentable Area of the Premises (approx.): 4,756 r/s/f.

     (g) Rentable Area of the Building (approx.): 35,035 r/s/f.

     (h) Lessee's Pro Rata Share: 13.6%.

     (i) Term: A period of thirty-six (36) months beginning on the Commencement Date and ending on the Expiration Date. (see Article 2).

     (j)  Commencement Date: January  1,  2000  (it  is  noted  that  Lessee  is currently in possession of a portion of the Premises pursuant to a prior lease) (see Section 2.2).

     (k) Expiration Date: December 31, 2002.


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     (l) Base Rent (see also Articles 3 and 4) payable as follows:

                                                        Monthly       Annual
                                                       Base Rent     Base Rent
         January 1, 2000 through December 31, 2000     $4,557.83    $54,693.96
         January 1, 2001 through December 31, 2001     $4,756.00    $57,072.00
         January 1, 2002 through December 31, 2002     $4,954.17    $59,450.00

     (m) Base Year for Operating Expenses and Taxes: 1999 (see Section 4.2).

     (n) Security Deposit: $-0- n/a

     (o) Permitted Use: general business offices (see Article 6).

     (p) Lessee's Address for Notices: to Lessee at the Premises.

     (q) Lessor's Address
           for Notices:   Enterprise Properties, L.L.C.     with a copy to:
                           c/o Jury & Associates, Inc.      Paul P. Denzer
                           5750 W. 95th Street, Suite 200   Enterprise
                             Overland Park, KS 66207        Properties, L.L.C.
                             Attn: Ronald D. Jury           13110 Beverly
                                                            Overland Park,
                                                            KS  66209

     (r) Lessor's  Address For Payment of Rent: do Jury &  Associates,  Inc. (at
                                                address provided above)

     (s) Brokers: Jury & Associates, Inc.

     (t) Date of Lease: July 7,1999.

     (u) Lessor's Construction/Remodeling Allowance: $5,000.00
                                                     (see Exhibit "C").

     (v) Normal Hours:  Monday through Friday,  from 8:00 a.m. to 6:00 p.m., and on Saturday from 9:00 a.m. to 1:00 p.m., excepting state and/or federal holidays.

                          ARTICLE 2 - COMMENCEMENT DATE

     Section 2.1 DELIVERY OF PREMISES. The parties acknowledge that Lessee is currently in possession of and occupies the Premises pursuant to a prior lease which was entered into on or about October 26, 1992, as amended by four subsequent Lease Amendments (as amended, the "1992 Lease"). The 1992 Lease shall continue in force and effect to govern Lessee's occupancy of the Premises through its scheduled expiration on December 31, 1999. Upon expiration of the 1992 Lease, the Term of this Lease will commence, and Lessee will continue in uninterrupted occupancy of the Premises, which is hereby accepted by Lessee in "as is" "where is" condition and configuration.

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     Section 2.2  COMMENCEMENT  DATE.  The Term of this Lease shall be deemed to commence on January 1, 2000 (i.e., immediately on expiration of the Term of the 1992 Lease).

     Section 2.3 QUIET ENJOYMENT. Lessor covenants and agrees that Lessee, upon performing, observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall peaceably and quietly hold, occupy and enjoy the Premises during the Term of this Lease without interference from Lessor subject to the terms and provisions of this Lease.

                                ARTICLE 3 - RENT

     Section 3.1 BASE RENT. Lessee shall pay the Base Rent as computed and adjusted from time to time, in advance, on or before the first day of each calendar month. In addition to the payment of Base Rent, Lessee shall also pay its Pro Rata Share of any Excess Operating Expenses and Excess Taxes computed pursuant to Section 4.2 of this Lease.

     Section 3.2 SPECIAL CHARGES FOR SPECIAL SERVICES. Lessee agrees to pay to Lessor all charges for any services, utilities, goods or materials furnished by Lessor at Lessee's request which are not required to be furnished by Lessor under this Lease without separate charge or reimbursement (payment to be made within 5-days of invoice).

     Section 3.3 DEFINITION OF RENT. All payments of Base Rent and any and all fees, charges, costs, expenses, insurance obligations, late charges, interest, Taxes and Operating Expense and Tax Adjustments (as described in Article 4), and all other payments or reimbursements which are attributable to, payable by, or the responsibility of Lessee under this Lease, constitute "rent" (collectively, "Rent"). Any Rent payable to Lessor by Lessee for any fractional month shall be prorated based on a thirty (30) day month. All payments owed by Lessee under this Lease shall be paid to Lessor in lawful money of the United States of America at the Lessor's Address for Payment of Rent set forth in Section 1.1, or such other address as Lessor notifies Lessee in writing from time to time. All payments by Lessee shall be paid without demand, deduction, offset or counterclaim.

     Section 3.4 LATE CHARGE. Lessor and Lessee agree that if Lessor does not receive a payment of Rent within five (5) days after the date that such payment is due, Lessee shall pay to Lessor a late charge equal to the greater of five percent (5%) of the delinquent amount, or $50.00. Further, all portions of Rent not paid within thirty (30) days following its due date and all late charges associated therewith shall bear interest at the rate of 10% per annum (the "Interest Rate"), beginning on the due date and continuing until such Rent, late charges and interest are paid in full. Acceptance of any late charge and/or interest by Lessor shall not cure or waive Lessee's default, nor prevent Lessor from exercising, before or after such acceptance, any and all of the rights and remedies of Lessor for a default provided by this Lease or at law or in equity. Payment of the late charge and/or interest is not an alternative means of performance of Lessee's obligation to pay Rent when due.

                        ARTICLE 4 - ADJUSTMENTS TO RENT

     Section 4.1 BASE RENT INCREASE. Base Rent shall be increased periodically during the Term in accordance with the Base Rent Schedule set forth in Section 1.1.

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     Section 4.2 OPERATING EXPENSE AND TAX ADJUSTMENTS.  During the Term of this
Lease and any extension or renewal thereof, Lessee shall pay, as additional rent, Lessee's Pro Rata Share of any increase in Lessor's Operating Expenses (as hereinafter defined) for the Building, over and above the amount of such Operating Expenses Lessor incurred during the Base Year ("Excess Operating Expenses"), and Lessee's Pro Rata Share of any increase in Taxes (as hereinafter defined) for the Property, over and above the amount of such Taxes incurred during the Base Year ("Excess Taxes"), all computed as follows:

     (a) Lessor may reasonably estimate in advance the amounts Lessee shall owe for Excess Operating Expenses and Excess Taxes for any full or partial year of the Term. In such event, Lessee shall pay such estimated amounts, on a monthly basis, together with Lessee's payment of Base Rent.

     (b) Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as practicable, Lessor shall provide a statement (the "Statement") to Lessee showing: (i) the amount of actual Operating Expenses and Taxes for such prior calendar year, (ii) any amount paid by Lessee toward Excess Operating Expenses and Excess Taxes during such calendar year on an estimated basis, and (iii) any revised estimate of Lessee's obligations for Excess Operating Expenses and Excess Taxes for the current calendar year. If the Statement shows that Lessee's estimated payments were less than Lessee's actual obligations for such year, Lessee shall pay the difference, whether or not the Term has expired or terminated. If the Statement shows an increase in Lessee's estimated payments for the current calendar year, Lessee shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Lessee shall make such payments within thirty (30) days after Lessor sends the Statement, and shall commence making the increased payment with the next rent payment due. If the Statement shows that Lessee's estimated payments exceeded Lessee's actual obligations, Lessee shall receive a credit of such difference against payments by Lessee of Excess Operating Expenses and Excess Taxes next due. If the Term shall have expired and no further payments by Lessee shall be due, Lessee shall receive a refund of such difference within thirty (30) days after Lessor sends the Statement, provided Lessee was/is not in default of this Lease.

     (c) So long as Lessee's obligations hereunder are not materially adversely affected, Lessor reserves the right to reasonably change, from time to time, the manner or timing of billing the foregoing payments. No delay by Lessor in providing the Statement (or separate Statements) shall be deemed a default by Lessor or a waiver of Lessor's right to require payment of Lessee's obligations for actual or estimated Excess Operating Expenses or Excess Taxes.

     (d) If the Term commences other than on the 1st day of January, or ends other than on the 31st day of December, Lessee's obligations to pay estimated and actual amounts for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual amount (as the case may be) for such calendar year by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365.

     Section 4.3 OPERATING EXPENSES AND TAXES DEFINED. "Operating Expenses" are defined to be the sum of all costs, expenses, and disbursements, of every kind and nature

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whatsoever,  incurred by Lessor in connection  with the  ownership,  management, use, maintenance, operation, administration and repair of all or any portion of the Building and such portion of the Property supporting the Building, and all areas appurtenant thereto which provide access to or otherwise benefit the Property, including, but not limited to: (a) All utility costs not otherwise charged directly to Lessee or any other tenant of the Property; (b) All wages and benefits and costs of employees or independent contractors engaged in the operation, supervision, maintenance and security of the Property; (c) All expenses for janitorial, maintenance, landscape, license fees, security and safety services; (d) All repairs to and physical maintenance of the Property;
(e) The annual amortization of costs, if any, incurred by Lessor for any capital improvements installed or paid for by Lessor and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority; (f) The annual amortization of costs, if any, of any equipment, device or capital improvement purchased or incurred as a labor-saving measure, to reduce utility consumption, or to effect other economies in the operation or maintenance of the Property (provided the annual amortized cost does not exceed the actual cost savings realized and such savings do not redound primarily to the benefit of any particular tenant); (g) The annual amortization of costs, if any, for exterior perimeter window draperies or blinds provided by Lessor and floor coverings and wall coverings in the public areas of the buildings within the Property; and (h) Reasonable management fees, accounting fees, insurance. The annual amortization of costs as required above shall be determined by Lessor in its reasonable judgement. Operating Expenses shall not include Taxes. "Taxes" shall include all taxes, assessments, levies, and governmental charges levied or assessed on, imposed upon or attributable to the Property (collectively, "Taxes"). Operating Expenses and Taxes shall be computed according to the cash and/or the accrual basis of accounting, as Lessor may elect, to maintain consistency from year to year, in accordance with standard and reasonable accounting principles employed by Lessor.

     Section 4.4 REVIEW OF OPERATING EXPENSES. The determination of Operating Expenses and Taxes and allocations of Excess Operating Expenses and Excess Taxes to Lessee shall be made in good faith by Lessor and, absent clerical error, shall be binding on Lessee; provided, however, Lessee shall have a period of thirty (30) days following receipt of each Statement, within which to review and inspect, at Lessor's office during normal business hours, Lessor's books and records concerning such charges for the preceding calendar year period in question. If Lessee shall not have availed itself of such inspection, Lessee shall be deemed to have accepted as final and determinative the amounts shown on the Statement.

                          ARTICLE 5 - SECURITY DEPOSIT
                           n/a - intentionally deleted

                                ARTICLE 6 - USE

     Lessee shall only use and occupy the Premises for the Permitted Use described in Section 1.1. Lessee agrees, subject to Lessor's obligation to provide basic janitorial services, to maintain the Premises in a clean, orderly and healthful condition and to comply with all laws, ordinances, rules and regulations pertaining to Lessee's occupancy and use of the Premises. Lessee shall not do or permit to be done in or about the Property nor bring, keep or permit to be brought or kept therein, anything which is prohibited by the attached Exhibit "E" or by any standard form fire insurance policy or which will in any way increase the existing rate of, or

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affect, any fire or other insurance upon the Building or its contents,  or which will cause a weight load or stress on the floor or any other portion of the Premises in excess of the weight load or stress which the floor or other portion of the Premises is designed to bear. Lessee, at Lessee's sole cost, shall comply with all laws affecting the Premises, including but not limited to ADA, and with the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted, and shall also comply with any order, directive or certificate of occupancy issued pursuant to any laws which affect the condition, use or occupancy of the Premises. Lessor shall not be liable to Lessee for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Article 6, and Lessee shall not be released or excused from the performance of any of its obligations due to any such failure.

                     ARTICLE 7 - ALTERATIONS AND ADDITIONS

     Section 7.1 LESSEE'S RIGHTS TO MAKE ALTERATIONS. Lessee, at its sole cost and expense, shall have the right upon receipt of Lessor's consent, to make alterations, additions or improvements to the Premises if such alterations, additions or improvements are made in accordance with this Article 7, are normal for general office use, do not adversely affect the utility or value of the Premises or the Building for future tenants, do not alter the exterior appearance of the Building, are not of a structural nature, do not require excessive removal expenses and are not otherwise prohibited under this Lease (collectively, "Alterations"). All such Alterations shall be made in conformity with the requirements of Section 7.2 below. Once the Alterations have been completed, such Alterations shall thereafter be treated as Tenant Improvements.

     Section 7.2 LESSEE'S INSTALLATION OF ALTERATIONS. Any Alterations installed by Lessee during the Term shall be done in strict compliance with all of the following: (a) No such work shall proceed without Lessor's prior approval of (i) Lessee's contractor(s); (ii) certificates of insurance from a company or companies approved by Lessor, furnished to Lessor by Lessee's contractor(s), for combined single limit bodily injury and property damage insurance covering comprehensive general liability, in an amount not less than One Million Dollars ($1,000,000) per person and per occurrence and endorsed to show Lessor as an additional insured, and for workers' compensation as required by law, endorsed to show a waiver of subrogation by the insurer to any claims Lessee's contractor may have against Lessor, Lessor's agents, employees, contractors and other tenants of the Property (provided, however, nothing in this Section 7.2(a) shall release Lessee of its other insurance obligations hereunder); and (iii) detailed plans and specifications for such work; (b) All such work shall be done in a first-class workmanlike manner and in conformity with a valid building permit and all other permits and licenses when and where required, copies of which shall be furnished to Lessor before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Lessor, shall be promptly replaced and corrected at Lessee's expense (Lessor's approval or consent to any such work shall not impose any liability upon Lessor); and (c) Lessee shall at all times keep the Premises, the Building and the Property free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Lessee. Lessee agrees to indemnify, defend and hold Lessor harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any Alterations, repairs, or any work performed, materials furnished or obligations incurred by or for Lessee. Lessor reserves the right to enter the Premises for the

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purpose of posting  such  notices of  non-responsibility  as may be permitted by law, or desired by Lessor.

     Section 7.3 DISPOSITION OF TENANT IMPROVEMENTS AT END OF LEASE. All Alterations and Tenant Improvements made by or for Lessee shall be deemed to be part of the Premises and shall be surrendered to Lessor in good condition upon expiration of the Term or earlier termination of this Lease without compensation to Lessee. Lessee shall completely remove all of Lessee's personal property, including moveable furniture, trade fixtures, and equipment not attached to the Building or the Premises, prior to the expiration of the Term; provided, however, that Lessee shall repair all damage caused by such removal, and any of Lessee's personal property not so removed shall, at the option of Lessor, automatically become the property of Lessor, who may retain or dispose of said personal property, without liability.

     Section 7.4 LESSEE'S MAINTENANCE OF PREMISES. Lessee shall, at Lessee's sole cost and expense, keep the Premises in good and sanitary condition and repair at all times during the Term. All damage, injury or breakage to any part or portion of the Premises, and all damage, injury or breakage to any portion of the Property caused by the willful or negligent act or omission of Lessee or Lessee's agents, employees, contractors, visitors or invitees (collectively, "Lessee's Employees"), shall be promptly repaired or replaced by Lessee, at Lessee's sole cost and expense, to the satisfaction of Lessor; provided, however, that Lessee shall be entitled to receive reimbursement to the extent that the cost of any such repair or replacement is received by Lessor from insurance maintained by Lessor as part of Operating Expenses. Lessor may make any repairs or replacements which are not made by Lessee within a reasonable amount of time (except in the case of emergency when such repairs or replacements can be made immediately), and charge Lessee for the cost of such repairs and replacements. Notwithstanding the foregoing, Lessor shall remain responsible to maintain, as a part of the Operating Expenses, mechanical, HVAC, electrical and plumbing systems in the Building, in accordance with other provisions of this Lease. Lessee shall be solely responsible for the design and function of all of Lessee's improvements whether or not installed by Lessor at Lessee's request.

     Section 7.5 PERSONAL PROPERTY TAXES AND GOVERNMENTAL ASSESSMENTS. Lessee shall pay, prior to delinquency, all personal property taxes, charges, duties and government fees, charges and/or assessments (collectively, "Assessments") assessed against or levied on Lessee's occupancy, or on trade fixtures, furnishings, equipment or other personal property contained in the Premises (collectively, "Personal Property"). Lessee shall cause such Assessments upon its Personal Property to be billed separately from Lessor's property and shall indemnify, defend and hold Lessor harmless from and against the payment of all such Assessments.

                ARTICLE 8 - BUILDING SERVICES - LESSOR'S REPAIRS

     Section 8.1 STANDARD BUILDING SERVICES. Subject to the full performance by Lessee of all of Lessee's obligations under this Lease, Lessor shall furnish the Premises with standard building services and utilities as set forth in the attached Exhibit "D."

     Section 8.2 ADDITIONAL SERVICES. Lessee agrees to immediately pay on demand all reasonable charges imposed by the Lessor from time to time for all building services and utilities supplied to or used by Lessee in excess of or in addition to those standard building services and

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utilities  which Lessor agrees to provide to Lessee in  accordance  with Exhibit
"D" (said excess and additional building services and utilities are referred to as "Additional Services"). Lessor may at any time cause a switch and/or metering system to be installed at Lessee's expense to measure the amount of building services, utilities and/or Additional Services consumed by Lessee or used in the Premises. Lessee agrees to pay Lessor for all such Additional Services as shown by said meters, at the rates charged for such services by the utility furnishing the same, if applicable.

     Section 8.3 INTERRUPTION OF SERVICES. Services may be temporarily interrupted for (a) any accident, emergency, governmental regulation, Act of God or other cause beyond Lessor's reasonable control; or (b) the making of any repairs, replacements, additions, alterations or improvements to the Premises or the Property until said repairs, additions, alterations or improvements shall have been completed. No such interruption, reduction or cessation of any such building services or utilities shall constitute an eviction or disturbance of Lessee's use or possession of the Premises or Property, or an ejection or eviction of Lessee from the Premises, or a breach by Lessor of any of its obligations, or entitle Lessee to be relieved from any of its obligations under this Lease. In the event of any such interruption, reduction or cessation, Lessor shall use reasonable diligence to restore such service as soon as possible where it is within Lessor's reasonable control to do so.

     Section 8.4 LESSOR'S REPAIRS. So long as no Event of Default (as herein defined) has occurred, and remains uncured, Lessor shall maintain the mechanical, HVAC, electrical, and plumbing systems for the Premises, and the structural elements and the public and common areas of the Building, as same may exist from time to time, except for non-insured damage or wear and tear which is the result of a negligent or willful act or omission of Lessee or Lessee's Employees. Lessor shall have no obligation to make repairs under this Article until a reasonable time after receipt of written notice of the need for such repairs. In no event shall any payments owed by Lessee under this Lease be abated on account of Lessor's failure to make repairs under this Article. Lessor and Lessor's employees shall have the right to enter the Premises at reasonable times to make any alterations, additions, improvements, repairs or replacements to the Premises or the Property which Lessor may deem necessary or desirable. Lessor shall give reasonable notice to Lessee of Lessor's intent to enter the Premises, except, however, in an emergency situation, in which case no prior notice shall be required.

                     ARTICLE 9 - ASSIGNMENT AND SUBLETTING

     Section 9.1 RIGHT TO ASSIGN AND SUBLEASE. Lessee may assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, only after first obtaining Lessor's prior written consent, and only if
(a) Lessee is not then in default of this Lease, (b) such assignment or sublease does not conflict with or result in a breach of the Permitted Use of the Premises, and (c) such proposed assignee or sublessee of Lessee's proposed assignment or sublease is reasonably acceptable to Lessor (i.e., is comparable in quality, financial standing and business reputation to Lessee and whose business operations are compatible with the business operations of the then tenants in the Building). Any assignment, encumbrance or sublease without Lessor's prior written consent shall be voidable, at Lessor's election, and shall constitute a default by Lessee. No consent to an assignment, encumbrance, or sublease shall constitute a further waiver

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

of the provisions of this Article. As a condition for obtaining Lessor's consent to any assignment, encumbrance or sublease, Lessee shall reimburse Lessor's processing costs and attorneys' fees incurred in determining whether to give such consent and/or in the preparation and review of documents required therewith. Notwithstanding any permitted assignment or subletting, Lessee shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Lessee under this Lease and for compliance with all obligations under the terms, provisions and covenants of this Lease to be performed by Lessee.

     Section 9.2 AFFILIATED COMPANIES/RESTRUCTURING OF BUSINESS ORGANIZATION. Occupancy of all or part of the Premises by a parent or wholly owned subsidiary company of Lessee or by a wholly owned subsidiary company of Lessee's parent company (collectively, "affiliated companies") shall not be deemed an assignment or subletting provided that any such affiliated companies were not formed as a subterfuge to avoid the obligations of this Article, and such entity fully assumes the obligations of Lessee herein. If Lessee is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of the total outstanding shares, partnership interests or ownership interests of such entity or which effects a change in the management or control of Lessee, or the dissolution, merger, consolidation, or other reorganization of such entity, or the sale, assignment, transfer or hypothecation of more than forty percent (40%) of the value of the assets of such entity, shall be deemed an assignment subject to the provisions of this Article.

     Section 9.3 SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation of this Lease, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of Lessee's interest in any or all such subleases or subtenancies.

                       ARTICLE 10 - SUBSTITUTED PREMISES
                           n/a - intentionally deleted

                    ARTICLE 11 - INDEMNIFICATION; INSURANCE

     Section 11.1 INDEMNIFICATION. Lessee shall at its expense defend, indemnify, and hold Lessor and Lessor's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, "Lessor's Employees") harmless from and against any and all claims, arising out of or in connection with Lessee's use of the Premises or the Property, the conduct of Lessee's business, any activity, work or things done, permitted or allowed by Lessee in or about the Premises or the Property, Lessee's or Lessee's Employees' nonobservance or nonperformance of any statute, ordinance, rule, regulation, or other Law, or any negligence or willful act or failure to act of Lessee or Lessee's Employees.

     Section  11.2  INSURANCE.   Lessee  shall  have  the  following   insurance
obligations:

     (a) Liability Insurance. Lessee shall obtain and keep in full force a policy of comprehensive general liability and property damage insurance (including automobile, personal injury, broad form contractual liability and broad form property damage) under which Lessee is

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

named as the insured and Lessor and Lessor's managing agent are named as additional insureds and under which the insurer agrees to indemnify, defend and hold Lessor and its managing agent harmless from and against any and all costs, expenses and liabilities arising out of or based upon the indemnification obligations of this Lease. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than One Million Dollars ($1,000,000.00). The policy shall contain a cross liability endorsement and shall be primary coverage for Lessee and Lessor for any liability arising out of Lessee's and Lessee's Employees' use, occupancy, maintenance, repair and replacement of the Premises and all areas appurtenant thereto. Such insurance shall provide that it is primary insurance and not "excess over" or contributory with any other valid, existing and applicable insurance in force for or on behalf of Lessor. The policy shall not eliminate cross-liability and shall contain a severability of interest clause. (b) Lessee's Property Insurance. Lessee at its cost shall maintain on all of its Personal Property and Lessee's Improvements and Alterations, in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with theft, vandalism and malicious mischief endorsements, to the extent of at least full replacement value without any deduction for depreciation. The proceeds from any such policy shall be used by Lessee for the repair, replacement and restoration of such Personal Property, Lessee Improvements and Alterations. (c) Workers' Compensation. Lessee shall maintain Workers' Compensation and Employer's Liability insurance as required by law. (d) Business Interruption. Lessee shall maintain loss of income and business interruption insurance in such amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils but in no event in an amount less than the Rent and all additional rent payable hereunder for twelve (12) months.

     A certificate of the policy(ies) shall be deposited with Lessor at least ten (10) days prior to the date which Lessor estimates the Commencement Date will occur provided that Lessee is given written notice of such estimated Commencement Date (but in no event shall Lessee be obligated to deposit such policy or certificate with Lessor sooner than five (5) days following such written notice from Lessor), and on renewal of the policy not less than twenty
(20) days before expiration of the term of the policy. The insurance obligations of Lessee hereunder and/or the limits on such insurance as described herein shall in no event waive, release or discharge Lessee of any or all other obligations and liabilities of Lessee contained in this Lease or otherwise. All the insurance required under this Lease shall: (i) Be issued by insurance companies authorized to do business in the State of Missouri, with a reasonably acceptable financial rating; (ii) Be issued as a primary policy; (iii) Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and to Lessor's lender before cancellation or change in the coverage, scope, or amount of any policy; and (iv) With respect to property loss or damage by fire or other casualty, a waiver of subrogation must be obtained.

     Section 11.3 ASSUMPTION OF RISK. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to Lessee's Personal Property, tenant improvements and Alterations, or injury to persons, in, upon or about the Premises and/or the Property from any cause (except for damage or injury caused by the gross negligence or willful misconduct of Lessor) and Lessee hereby waives all such claims against Lessor. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building. Further, and with the exception of Lessor's gross negligence or willful misconduct, Lessor and Lessor's Employees shall have no liability to Lessee or any of Lessee's Employees for any damage, loss, cost or expense incurred or suffered by any of them (including any damage to Lessee's business), and Lessee hereby waives any claim with respect to Lessor's and Lessor's Employees' acts or omissions hereunder, including, without limitation, any claims relating to maintenance, repair, restoration and/or replacement of the Premises, the Building or the Property, and/or exercise of any other right reserved by or granted herein to Lessor.

     Section 11.4 ALLOCATION OF INSURED RISKS/SUBROGATION. Lessor and Lessee release each other from any claims and demands of whatever nature for damage, loss or injury to the Premises and/or the Building, or to the other's Property in, on or about the Premises and the Building, that are caused by or result from risks or perils insured against under any insurance policies carried by or required to be carried by Lessor and/or Lessee under this Lease. Lessor and Lessee shall cause each insurance policy obtained by them or either of them to provide that the insurance company waives all right of recovery by way of subrogation against either Lessor or Lessee in connection with any damage covered by such policy. Neither Lessor nor Lessee shall be liable to the other for any damage caused by fire or any of the other types of risks commonly insured against under any insurance policy required by this Lease. For the purposes hereof, any insurance deductible and/or level of self insurance shall be deemed to be full insurance.

                       ARTICLE 12 - DAMAGE OR DESTRUCTION

     If, at any time prior to the expiration or termination of this Lease, the Premises or the Building or the Property is totally or partially damaged or destroyed from a fire or other casualty, which damage renders the Premises inaccessible or unusable to Lessee in the ordinary course of its business, Lessor may elect, at its sole option, either to (a) terminate this Lease as of the date of such fire or other casualty, by written notice to Lessee within sixty (60) days after notice to Lessor of the occurrence of such damage or destruction; or (b) without termination of this Lease, advise Lessee within sixty (60) days of Lessor's intent to repair, and then proceed with due diligence to repair or restore such damage or destruction within one hundred eighty (180) days thereafter. If Lessor cannot complete the repair and restoration within such period, Lessee shall have the option to cancel this Lease. If Lessor elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect but a proportionate reduction of Base Rent shall be allowed Lessee for such portion of the Premises as shall be rendered inaccessible or unusable to Lessee, and which is not used by Lessee, during the period of time that such portion is unusable or inaccessible and not used by Lessee. No damages, compensation or claim shall be payable by Lessor for any inconvenience, any interruption or cessation of Lessee's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building or the Property regardless of the cause thereof. Lessee shall look to its own casualty insurance for protection against business losses and, as a material inducement to Lessor's entering into this Lease, irrevocably waives and releases any other rights or claims against Lessor.

                          ARTICLE 13 - EMINENT DOMAIN

     Section 13.1 PERMANENT TAKING - WHEN LEASE CAN BE TERMINATED. If the whole of the Premises, or so much of the Premises as to render the balance unusable by Lessee, shall be

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

taken under the power of eminent domain, this Lease shall automatically terminate as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. A sale by Lessor under threat of condemnation shall constitute a "taking" for the purpose of this Article. No award for any partial or entire taking shall be apportioned and Lessee assigns to Lessor all awards which may be made in such taking or condemnation, together with all rights of Lessee to such award, including, without limitation, any award or compensation for the value of all or any part of the leasehold estate created hereby; provided that nothing contained in this Article shall be deemed to give Lessor any interest in or to require Lessee to assign to Lessor any award made to Lessee for (a) the taking of Lessee's Personal Property, or (b) interruption of or damage to Lessee's business, or (c) Lessee's unamortized cost of the Lessee improvements to the extent paid for by Lessee; provided further that Lessee's award shall in no event diminish the award to Lessor.

     Section 13.2 PERMANENT TAKING - WHEN LEASE CANNOT BE TERMINATED. In the event of a partial taking which does not result in a termination of this Lease under Section 13.1, Base Rent shall be proportionately reduced based on the portion of the Premises rendered unusable, and Lessor shall restore the Premises or the Building to the extent of available condemnation proceeds.

     Section 13.3 TEMPORARY TAKING. No temporary taking of the Premises or any part of the Premises and/or of Lessee's rights to the Premises or under this Lease shall terminate this Lease or give Lessee any right to any abatement of any payments owed to Lessor pursuant to this Lease; any award made to Lessee by reason of such temporary taking shall belong entirely to Lessee; provided, however, it does not reduce any award to Lessor.

     Section 13.4 EXCLUSIVE REMEDY. This Article shall be Lessee's sole and exclusive remedy in the event of a taking or condemnation. Upon termination of this Lease pursuant to this Article, Lessee and Lessor hereby agree to release each other from any and all obligations and liabilities with respect to this Lease except such obligations and liabilities which arose or accrued prior to such termination.

                             ARTICLE 14 - DEFAULTS

     Section 14.1 DEFAULT BY LESSEE. Each of the following events shall be an "Event of Default" (sometimes referred to herein as a "default") by Lessee and a material breach of this Lease: (a) Lessee shall fail to make any payment owed by Lessee under this Lease, as and when due, and such failure is not cured within three (3) days following written notice thereof to Lessee (any such notice shall be in lieu of, and not in addition to, any notice required by law); (b) Lessee shall fail to observe, keep or perform any of the terms, covenants, agreements or conditions under this Lease that Lessee is obligated to observe or perform, other than that described in subsection (a) above, for a period of thirty (30) days after notice to Lessee of said failure; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default under this Lease if Lessee shall commence the cure of such default so specified within said thirty (30) day period and diligently prosecute the same to completion; (c) Lessee shall (i) make any general arrangement or assignment for the benefit of creditors; (ii) become a "debtor" as defined in 11 U.S.C.
Section 101 or any successor statute thereto (unless, in case of a petition filed against

Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be limited to the extent necessary to be effective; or (d) The vacating or abandonment of the Premises by Lessee.

     Section 14.2 DEFAULT BY LESSOR. Lessor shall not be deemed to be in default in the performance of any obligation required to be performed under this Lease unless Lessor has failed to perform such obligation within thirty (30) days after the receipt of written notice from Lessee specifying in detail Lessor's failure to perform; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for its performance, then Lessor shall not be deemed in default if it shall commence such performance within thirty (30) days and thereafter diligently pursue the same to completion. If Lessor does not cure the default, Lessee may exercise such rights or remedies as shall be provided or permitted under this Lease and by law to recover any damages proximately caused by such default. Notwithstanding anything to the contrary contained in this Lease, Lessee's remedy for any breach or default of this Lease by Lessor shall be limited to an action for damages. Lessee agrees that, in the event that it becomes entitled to receive damages from Lessor, Lessee shall not be allowed to recover from Lessor consequential damages or damages in excess of the out-of-pocket expenditures incurred by Lessee as a result of a default by Lessor. In any event, Lessor's liability to Lessee for damages resulting from Lessor's breach of any provision or provisions of this Lease shall not exceed Lessor's equity interest in the Building and Lessee shall look solely to Lessor's estate in the Building for collection. Lessee hereby waives and relinquishes any right which Lessee may have to terminate this Lease or withhold any payment owed, on account of any damage, condemnation, destruction or state of disrepair of the Premises.

                   ARTICLE 15 - LESSOR'S REMEDIES AND RIGHTS

     Section 15.1 TERMINATION OF LEASE. In the event of any default by Lessee, Lessor shall have the right, in addition to all other rights available to Lessor under this Lease or now or later permitted by law or equity, to terminate this Lease by providing Lessee with a notice of termination. Upon termination, Lessor may recover any damages proximately caused by Lessee's failure to perform under this Lease, or which are likely in the ordinary course of business to be incurred, including any amount expended or to be expended by Lessor in an effort to mitigate damages, as well as any other damages to which Lessor is entitled to recover under any statute now or later in effect. Lessor's damages include the worth, at the time of any award, of the amount by which the unpaid Rent for the balance of the Term after the time of the award exceeds the amount of the Rent loss that the Lessee proves could be reasonably avoided. Damages to which Lessor is entitled shall bear interest at the Interest Rate set forth herein, or if less, the maximum rate allowed by law.

     Section 15.2 CONTINUATION OF LEASE. Lessee acknowledges that in the event Lessee has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to re-let the Premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

     Section 15.3 RIGHT OF ENTRY. In the event of any Event of Default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to enter the Premises and remove all persons and personal property from the Premises, such property being removed and stored in a public warehouse or elsewhere at Lessee's sole cost and expense for at least thirty (30) days, and after such thirty (30) day period, Lessor shall have the right to discard or otherwise dispose of such property without liability therefor to Lessee or any other person. No removal by Lessor of any persons or property in the Premises shall constitute an election to terminate this Lease. Such an election to terminate may only be made by Lessor in writing, or decreed by a court of competent jurisdiction. Lessor's right of entry shall include the right to remodel the Premises and re-let the Premises. All costs incurred in such entry and re-letting shall be paid by Lessee. Rents collected by Lessor from any other tenant which occupies the Premises shall be offset against the amounts owed to Lessor by Lessee. Lessee shall be responsible for any amounts not recovered by Lessor from any other tenant which occupies the Premises. Any payments made by Lessee shall be credited to the amounts owed by Lessee in the sole order and discretion of Lessor, irrespective of any designation or request by Lessee. No entry by Lessor shall prevent Lessor from later terminating this Lease by written notice.

     Section 15.4 NO REDEMPTION. Lessee hereby waives, for itself and all persons claiming by and under Lessee, all rights and privileges which it might have under any present or future law to redeem the Premises or to continue this Lease after being dispossessed or ejected from the Premises.

     Section 15.5 RIGHT TO PERFORM. If Lessee fails to perform any covenant or condition to be performed by Lessee, Lessor may perform such covenant or condition at its option, after notice to Lessee (except in the case of an emergency, where no notice shall be required). All costs incurred by Lessor in so performing shall immediately be reimbursed to Lessor by Lessee, together with interest at the rate of 10% computed from the due date. Any performance by Lessor of Lessee's obligations shall not waive or cure such default. All costs and expenses incurred by Lessor, including reasonable attorneys' fees (whether or not legal proceedings are instituted), in collecting Rent or enforcing the obligations of Lessee under this Lease shall be paid by Lessee to Lessor upon demand.

     Section 15.6 CUMULATIVE REMEDIES. No remedy or election provided, allowed or given by any provision of this Lease shall be deemed exclusive unless so indicated, but shall, whenever possible, be cumulative with all other remedies in law or in equity.

           ARTICLE 16 - SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

     Section 16.1 OBLIGATIONS OF LESSEE. This Lease and the rights granted to Lessee by this Lease are and shall be subject and subordinate at all times to
(a) all ground or underlying leases affecting all or any part of the Property now or later existing and all amendments, renewals, modifications, supplements and extensions of this Lease, and (b) all deeds of trust or mortgages now or later affecting or encumbering all or any part of the Property and/or any ground or underlying leasehold estate; provided, however, that if Lessor elects at any time to have Lessee's interest in this Lease be or become superior, senior or prior to any such instrument, then upon receipt by Lessee of written notice of such election, this Lease shall be superior, senior and/or prior to such instrument. On request, Lessee shall execute all instruments and other documents required or desired by any lender or lessor confirming the subordination and/or superiority, as applicable, of this Lease.

     Section 16.2 LESSOR'S RIGHT TO ASSIGN. Lessor shall have the right to sell, encumber, convey, transfer, and/or assign any and all of its rights and obligations under this Lease, including but not limited to assignment to any mortgagee or trust deed beneficiary as additional security. Nothing in this Lease shall empower Lessee to do any act without Lessor's prior written consent which may encumber the title of the owner as to any part of the Property.

     Section 16.3 ATTORNMENT BY LESSEE. In the event of the cancellation or termination of any or all ground or underlying leases affecting all or any part of the Property in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or in the event of any foreclosure of any or all mortgages or deeds of trust encumbering all or any part of the Property by trustee's sale, voluntary agreement, deed in lieu of foreclosure, or by the commencement of any judicial action seeking foreclosure, Lessee, at the request of the then landlord under this Lease, shall attorn to and recognize (a) the ground or underlying lessor under the ground or underlying lease being terminated or canceled, and
(b) the beneficiary or purchaser at the foreclosure sale, as Lessee's landlord under this Lease, and Lessee agrees to execute and deliver at any time upon request of such ground or underlying lessor, beneficiary, purchaser, or their successors, any and all instruments to further evidence such attornment. Lessee hereby waives its right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of any such cancellation or termination of such ground or underlying lease or foreclosure of any mortgage or deed of trust.

     Section 16.4 ESTOPPEL CERTIFICATES. Lessee shall, at any time and from time to time upon request of Lessor, within ten (10) days following request from Lessor, execute, acknowledge and deliver to Lessor a certificate ("Estoppel
Certificate") in writing in such form as Lessor or any of its lenders, prospective purchasers, lienholders or assignees may deem appropriate. Lessee's failure to deliver the Estoppel Certificate within this ten (10) day period shall constitute an Event of Default.

     Section 16.5 SALE BY LESSOR. In the event Lessor shall sell, assign, convey or transfer (collectively a "conveyance") all or any part of its interest in the Property, Lessee hereby attorns to such transferee, assignee ("new owner"), and upon consummation of such conveyance, Lessor shall automatically be freed and relieved from all liability and obligations accruing under this Lease or to be performed from and after the date of such conveyance. In the event of such conveyance, Lessor shall also transfer the balance of the Security Deposit, if any, to such new owner, and Lessor shall thereupon be relieved of all liability with respect to the Security Deposit.

                       ARTICLE 17 - RULES AND REGULATIONS

     Lessee shall faithfully observe and comply with the rules and regulations pertaining to the Property ("Rules"), a copy of which are attached as Exhibit "E," and all reasonable modifications and additions to the Rules from time to time put into effect by Lessor; provided, however, that no modifications or additions to the Rules shall materially interfere with Lessee's permitted use of the Premises. Lessor shall not be responsible to Lessee for the nonperformance of any of the Rules by any other occupant or tenant of the Property.

                           ARTICLE 18 - HOLDING OVER

     Lessee shall surrender possession of the Premises immediately upon the expiration of the Term or termination of this Lease. If Lessee shall continue to occupy or possess the Premises after such expiration or termination, then unless Lessor and Lessee have otherwise agreed in writing, Lessee shall be deemed to be a trespasser. Notwithstanding such status, all of the terms, provisions and conditions of this Lease shall apply to Lessee's holdover occupancy except those terms, provisions and conditions pertaining to the Term, and except that the Base Rent shall be immediately adjusted upward upon the expiration or termination of this Lease to one hundred fifty percent (150%) of the Base Rent for the Premises in effect immediately prior to the expiration or termination of this Lease. This holdover occupancy may be terminated by Lessor upon ten (10) days' prior notice to Lessee. In the event that Lessee fails to surrender the Premises upon such termination or expiration, then Lessee shall indemnify, defend and hold Lessor harmless against all loss or liability resulting from or arising out of Lessee's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions. No payment of money by Lessee to Lessor after the termination of this Lease by Lessor, or after the giving of any notice of termination to Lessee by Lessor which Lessor is entitled to give Lessee under this Lease, shall reinstate, continue or extend the Term of this Lease or shall affect any such notice given to Lessee prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Lessor to obtain possession of the Premises, Lessor may receive and collect when due any and all payments owed by Lessee under this Lease, and otherwise exercise any and all of its rights and remedies. The making of any such payments by Lessee or acceptance of same by Lessor shall not waive such notice of termination, or in any manner affect any pending suit or judgment obtained.

                           ARTICLE 19 - MISCELLANEOUS

     Section 19.1 ATTORNEYS' FEES. If either Lessor or Lessee commences or engages in, or threatens to commence or engage in, any action, litigation or arbitration ("legal action") against the other party arising out of or in connection with this Lease, the Premises, the Building or the Property, including, but not limited to, any action for recovery of any payment owed by either party under this Lease, or to recover possession of the Premises, or for damages for breach of this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with said legal action and in preparation for said legal action. If Lessor becomes involved in any legal action, threatened or actual, by or against anyone not a party to this Lease, but arising by reason of or related to any

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

act or omission of Lessee or Lessee's Employees, Lessee agrees to pay Lessor's reasonable attorneys' fees and other costs incurred in connection with said action.

     Section 19.2 AUTHORIZATION TO SIGN LEASE. If Lessee is a corporation, each individual executing this Lease on behalf of Lessee represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of Lessee in accordance with a duly adopted resolution of Lessee's Board of Directors, and Lessee warrants and represents that this Lease is binding upon Lessee in accordance with its terms. If Lessee is a corporation, Lessee shall, concurrently with its execution of this Lease, deliver to Lessor upon its request a certified copy of a resolution of its Board of Directors authorizing the execution of this Lease. If Lessee is a partnership or trust, each individual executing this Lease on behalf of Lessee represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of Lessee in accordance with the terms of such entity's partnership agreement or trust agreement, respectively, and Lessee warrants and represents that this Lease is binding upon Lessee in accordance with its terms. If Lessee is a partnership or trust, Lessee shall, concurrently with its execution of this Lease, deliver to Lessor upon its request such certificates or written assurances from the partnership or trust as Lessor may request authorizing the execution of this Lease.

     Section 19.3 BROKERS. Lessor and Lessee each hereby represent and warrant to the other that it has not engaged or dealt with any real estate brokers, salespersons, finders or other persons entitled to any compensation relating to this Lease, other than those listed in Section 1.1. If Lessee's representation and warranty contained in this paragraph is inaccurate, then Lessee hereby agrees to indemnify, defend and hold Lessor harmless from and against any and all liabilities, costs and expenses (including, without limitation, attorneys' fees) incurred by Lessor in connection with the claims of any brokers, salespersons, finders or other persons not listed in Section 1.1.

     Section 19.4 CONFIDENTIALITY. Lessee agrees to keep this Lease document and the terms of this Lease, and the covenants, obligations and conditions contained in this Lease strictly confidential and not to disclose such matters to any other landlord or broker.

     Section 19.5 COVENANTS, CONDITIONS AND STANDARDS. (a) All provisions, whether covenants or conditions, on the part of Lessee shall be deemed to be both covenants and conditions; (b) Unless this Lease provides for a contrary standard, whenever in this Lease the consent or approval of the Lessor or Lessee is required, such consent or approval shall not be unreasonably withheld or delayed (except, however, with respect to any Lessor consent, for matters which could possibly have an adverse effect on the Building's mechanical, life safety, HVAC, ventilation, electrical systems, or structural integrity, or which could affect the exterior appearance of the Building, Lessor may withhold such consent or approval in its sole discretion but shall act in good faith).

     Section 19.6 EXHIBITS. All Exhibits, and any Riders, which are attached to this Lease are hereby incorporated by this reference and made a part of this Lease.

     Section 19.7 FORCE MAJEURE. Lessor shall not be chargeable with, liable for, or responsible to Lessee for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy;

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

actions, restrictions, limitations or interference of governmental authorities or agents; war; invasion; insurrection; rebellion; riots; strikes or lockouts; inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause which is beyond the reasonable control of Lessor; and any such failure or delay due to said causes shall not be deemed a breach or default by Lessor.

     Section 19.8 GENDER, DEFINITIONS AND HEADINGS. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular and, when appropriate, shall refer to action taken by or on behalf of Lessor or Lessee by their respective employees, agents or authorized representatives. Words in masculine or neuter gender include the masculine, feminine and neuter. If there is more than one person constituting Lessee, the obligations hereunder imposed upon such persons constituting Lessee shall be joint and several. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. Except as otherwise provided to the contrary in this Lease, the terms, conditions and agreements of this Lease shall apply to and bind the heirs, successors, legal representatives and permitted assigns of the parties hereto. Any reference to the word "persons" shall, when appropriate, be deemed to include a corporation, any entity, individual, partnership, limited liability company, joint venture, trust and/or association, etc.

     Section 19.9 GOVERNING LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Missouri.

     Section 19.10 HAZARDOUS MATERIALS. Lessor represents that, to the best of Lessor's knowledge, except for cleaning solvents, de-icing supplies, typical office and Building maintenance supplies, etc., there are presently no biologically or chemically active or other hazardous substances or materials, the use, storage or disposal of which is regulated by statute (collectively, "Hazardous Materials") on, under, above or about the Premises or the Property except as is typical for general office operations. Lessor will not consent to any other tenant or third parties bringing, storing or releasing any such Hazardous Materials on, under, above or about the Premises or the Property. Lessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any Hazardous Materials. Lessee shall not allow the storage or use of Hazardous Materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except office and/or cleaning supplies used in the ordinary course of Lessee's business, and then only after written notice is given to Lessor of the identity of such substances or materials. Without limitation, the term "Hazardous Materials" shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws, and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Lessee to Lessor upon demand as additional rent if such requirement applies to the Premises. In addition, Lessee shall execute affidavits, representations and the like from time to time at Lessor's request concerning Lessee's best knowledge and belief regarding the presence of Hazardous Materials on the Premises. In all events, Lessee shall indemnify Lessor and Lessor's Employees in the manner elsewhere provided in this Lease from any release of Hazardous Materials on the Premises or the Property, occurring while Lessee is in possession of the

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

Premises, or elsewhere if caused by Lessee, Lessee's Employees or persons acting under Lessee. These covenants shall survive expiration and termination of this Lease.

     Section 19.11 INSPECTIONS AND ACCESS. Lessor may enter the Premises at all reasonable hours by means of a master key or otherwise for any reasonable purpose. If Lessee shall not be present to open and permit an entry into the Premises when such entry by Lessor is necessary or permitted under this Lease, Lessor may enter by means of a master key without liability to Lessee, and without affecting this Lease.

     Section 19.12 NAME OF BUILDING. Lessee shall not use any name, insignia or logotype of the Building or the Property or any picture of the Building or the Property in its advertising, stationery or any other manner. Lessor expressly reserves the right, in Lessor's discretion, to change the name, insignia, or logotype of the Building or the Property without in any manner being liable to Lessee.

     Section 19.13 NO OFFER. The submission of this Lease to Lessee shall not be deemed an offer to lease the Premises to Lessee. This Lease shall only become binding upon Lessor and Lessee when it is fully executed and a fully-executed original is delivered by Lessor to Lessee.

     Section 19.14 NOTICES. All notices, requests, consents, approvals, payments in connection with this Lease, or communications that either party desires or is required or permitted to give or make to the other party, shall only be deemed to have been given, made and delivered, when made or given in writing and personally served, or deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, to the respective addresses of Lessee or Lessor as set forth in Section 1.1, above. Lessor or Lessee may from time to time designate other addresses for notice purposes by written notice to the other in accordance herewith.

     Section 19.15 PARKING. Lessor shall maintain an unsecured open air automobile parking lot ("Parking Facilities") adjacent to the Building. Lessee's privileges during the term hereof with respect to the Parking Facilities shall be in accordance with the provisions of the attached Exhibit "F."

     Section 19.16 RECORDATION. Neither this Lease nor any abstract hereof shall be recorded by Lessee.

     Section 19.17 RIGHT TO PERFORMANCE. All covenants and agreements to be performed by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense. If Lessee shall fail to perform, and such failure shall continue for five (5) days after notice thereof to Lessee (notice shall not be required in cases of emergency), Lessor may, but shall not be obligated to do so, without waiving or releasing Lessee from any such obligations, perform any such act on Lessee's part. All costs incurred by Lessor with respect to any such performance by Lessor (including reasonable attorneys' fees) shall be immediately paid by Lessee to Lessor.

     Section 19.18 SEPARABILITY. The illegality, invalidity or un-enforceability of any term, condition, or provision of this Lease shall in no way impair or invalidate any other term, provision or condition of this Lease, and all such other terms, provisions and conditions shall remain in full force and effect.

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

     Section 19.19 TIME IS OF THE ESSENCE. Time shall be of the essence for each of the provisions hereof.

     Section 19.20 WAIVER. The waiver by Lessor or Lessee of any term, covenant, agreement, provision or condition (collectively "obligation(s)") contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other obligation, nor shall any failure to enforce compliance with any or all of the obligations of this Lease (except as expressly provided in this Lease), or any custom or practice which may develop between the parties in the administration of this Lease, be construed to waive or lessen the right of Lessor or Lessee to insist upon the performance by the other in strict accordance with all of the obligations and provisions of this Lease. The subsequent acceptance by Lessor of any payment owed by Lessee to Lessor under this Lease shall not be deemed to be a waiver of any preceding breach by Lessee of any obligation or provision of this Lease, other than the failure of Lessee to make the specific payment so accepted by Lessor, regardless of Lessor's or Lessee's knowledge of such preceding breach at the time of the making or acceptance of such payment.

     Section 19.21 ENTIRE AGREEMENT. This Lease, taken together with the Exhibits attached hereto, constitutes the entire agreement of the parties respecting the Premises and all other matters covered or mentioned in this Lease, and supersedes all prior oral or written negotiations, agreements or understandings with respect thereto. This Lease may not be amended except by an instrument in writing signed by both parties.

     IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the date first set forth above.

LESSOR:                                LESSEE:

Enterprise Properties, L.L.C.          Pharmacy Buying Association, Inc.,
a Missouri limited liability company   a Missouri corporation



By:_________________________________   By:____________________________________
     Paul P. Denzer, its Manager            Nick Smock, its President, CEO/CFO

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